Exhibit 99.1

The Simply Good Foods Company Names Mike Clawson as Chief Customer Officer

Denver, CO, September 9, 2024 - The Simply Good Foods Company (Nasdaq: SMPL) (“Simply Good Foods,” or the “Company”), a developer, marketer and seller of branded nutritional foods and snacking products, today announced Mike Clawson as Chief Customer Officer (“CCO”), effective October 14, 2024.

As the Company embarks on its next chapter of growth, a cornerstone of its strategic growth plan is an enhanced selling model and approach. This new sales playbook is centered on building multi-year growth plans with key customers with a focus on increasing shelf space, leveraging strategic consumer and category insights, driving innovation in key growth spaces, leveraging advanced analytics, and driving growth in an omni-channel world. The Company conducted a thorough review in search of a leader who was equal parts General Manager and Sales Executive and is excited to announce the results of that search today with this announcement.

Clawson is a distinguished CPG veteran with 25 years of experience leading teams and building capabilities across all the functions and capabilities critical to making the Company’s new model a success, including P&L leadership, sales, brand marketing, innovation, category management, shopper marketing, strategy, and supply chain. Throughout his career, Clawson has been successful in building retail partnerships and delivering strong business results. Reporting directly to Geoff Tanner, President and Chief Executive Officer, Clawson is well-positioned to lead the sales organization and to partner closely with the General Managers of the Quest, Atkins, and OWYN brands to develop and execute multi-year growth plans with our customers and expand upon the Company’s leadership position within the nutritional snacking category.

Clawson served most recently as the General Manager of the nearly $1 billion Meals Business Unit at Del Monte Foods, Inc. where he had full P&L responsibility across multiple business segments, including Marketing, Operations, and Finance. Prior to his current role, Clawson led Sales for the $1.7 billion U.S. Retail business and led the Walmart Inc. sales customer team and the international business where he led the successful global sales organizational transformation.

Clawson will succeed Simply Good Foods’ current CCO, Jill Short, who has announced her departure after 17 years with the Company. Short will remain with the Company and assist with the transition of her responsibilities for a brief period.

CEO Tanner commented, “Mike is a strategic thinker with a passion for delivering results and building sustainable organizational capability. Mike knows how to harness the full suite of capabilities to build and deliver multi-year growth plans with retailers. Mike is well-known to me, members of my leadership team and our Board of Directors. He knows and has experience with the new Simply Good playbook we are executing, and I am confident he will hit the ground running. I also want to thank Jill for her many contributions to Simply Good Foods. Her leadership has been instrumental in getting us to where we are today. I am excited about the future of the nutritional snacking category as we believe it will continue to grow driven by volume and outpace center-of-store packaged foods. The integration of the OWYN business is progressing well, the Company is tracking to its full year fiscal 2024 financial objectives and we are well positioned to win over the long-term.”

About The Simply Good Foods Company

The Simply Good Foods Company (Nasdaq: SMPL), headquartered in Denver, Colorado, is a consumer packaged food and beverage company that is bringing nutritious snacking with ambitious goals to raise the bar on what food can be with trusted brands and innovative products. Our product portfolio consists primarily of protein bars, ready-to-drink (RTD) shakes, sweet and salty snacks, and confectionery products marketed under the Atkins™, Quest™, and OWYN™ brands. We are a company that aims to lead the nutritious snacking movement and is poised to expand our healthy lifestyle platform through innovation, organic growth, and investment opportunities in the snacking space. To learn more, visit http://www.thesimplygoodfoodscompany.com.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by or include words such as “will”, “expect”, “intends” or other similar words, phrases or expressions. These statements relate to future events or our future financial or operational performance and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. We caution you that these forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. You should not place undue reliance on forward-looking statements. These statements reflect our current views with respect to future events, are based on assumptions and are subject to risks and uncertainties. These risks and uncertainties relate to, among other things, our ability to achieve our estimates of OWYN’s net sales and Adjusted EBITDA and our anticipated synergies from the acquisition of OWYN, our net leverage ratio post-acquisition, our Adjusted EPS post-acquisition, our ability to maintain OWYN personnel and effectively integrate OWYN, our operations being dependent on changes in consumer preferences and purchasing habits regarding our products, a global supply chain and effects of supply chain constraints and inflationary pressure on us and our contract manufacturers, our ability to continue to operate at a profit or to maintain our margins, the effect pandemics or other global disruptions on our business, financial condition and results of operations, the sufficiency of our sources of liquidity and capital, our ability to maintain current operation levels and implement our growth strategies, our ability to maintain and gain market acceptance for our products or new products, our ability to capitalize on attractive opportunities, our ability to respond to competition and changes in the economy including changes regarding inflation and increasing ingredient and packaging costs and labor challenges at our contract manufacturers and third party logistics providers, the amounts of or changes with respect to certain anticipated raw materials and other costs, difficulties and delays in achieving the synergies and cost savings in connection with acquisitions, changes in the business environment in which we operate including general financial, economic, capital market, regulatory and geopolitical conditions affecting us and the industry in which we operate, our ability to maintain adequate product inventory levels to timely supply customer orders, changes in taxes, tariffs, duties, governmental laws and regulations, the availability of or competition for other brands, assets or other opportunities for investment by us or to expand our business, competitive product and pricing activity, difficulties of managing growth profitably, the loss of one or more members of our management team, potential for increased costs and harm to our business resulting from unauthorized access of the information technology systems we use in our business, expansion of our wellness platform and other risks and uncertainties indicated in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission from time to time. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Investor Contact

Mark Pogharian

Vice President, Investor Relations, Treasury and Business Development

The Simply Good Foods Company

(720) 768-2681

mpogharian@simplygoodfoodsco.com